Wildermuth Endowment Strategy Fund

Supplement dated June 30, 2017
to the Class I Shares Prospectus
dated May 1, 2017

This Supplement contains new and additional information that supersedes any contrary information contained in the Wildermuth Endowment Strategy Fund’s current Prospectus, and should be read in conjunction with the Fund’s current Prospectus. All capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

Change in the Fund’s Distributor

Effective June 30, 2017, UMB Distribution Services, LLC (“UMBDS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, replaced SQN Securities, LLC (“SQN”) as the Fund’s principal underwriter and distributor. Accordingly, all references to SQN should be replaced with UMBDS.

Related Performance Information for Class I Shares

FINANCIAL HIGHLIGHTS

As of the end of the Fund’s most recent fiscal year, Class I shares had not commenced operations and therefore financial highlights are not available. Information regarding Class I will appear in the Fund’s semi-annual report dated June 30, 2017. The following information represents the Class A financial highlights as of the Fund’s most recent audited annual report for the year ended December 31, 2016. Class I shares would have had substantially similar returns for the periods shown because both classes of shares invest in the same portfolio of securities and have the same operating expenses. The performance of Class I shares is expected to be higher than Class A shares because Class I shares are not subject to the 0.25% shareholder servicing fee charged to Class A shares. In addition, Class I shares are not assessed a front-end sales charge. The following financial highlights were included in the Class A prospectus dated May 1, 2017.

Financial Highlights – Class A

	For the year ended December 31, 2016(1)(2)	For the period ended December 31, 2015(11)
Net asset value, beginning of period	$10.79	$10.00
Income from Investment Operations:
Net investment income(3)	0.01	0.05
Net realized and unrealized gain on investments	1.19	0.93	(4)
Total from investment operations	1.20	0.98
Less Distributions:
From net investment income	—	(0.03)
From return of capital	(0.18)	(0.16)
Total distributions	(0.18)	(0.19)
Net asset value, end of period	$11.81	$10.79
Total return(5)	11.27%	9.74%	(6)
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,686	$14,467
Ratio of expenses before waivers to average net assets(8)	4.73%	16.65%	(7)
Ratio of net expenses to average net assets(8)(9)	2.50%	2.50%	(7)
Ratio of net investment income to average net assets(8)(10)	0.07%	0.49%	(7)
Portfolio turnover rate	55%	107%	(6)

(1)
Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder processing.

(2)	Redemption fees consisted of per share amounts of less than $0.01
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4)
Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the period ended December 31, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(5)
Total returns would have been lower had certain expenses not been waived or absorbed by the Adviser. Returns shown do not include payment of a maximum sales load of 6.00% of offering price. If the sales charge was included total returns would be lower.

(6)	Not annualized.
(7)	Annualized.
(8)
The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by the Adviser.
(10)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(11)	Class A shares of the Wildermuth Endowment Strategy Fund commenced operations on January 2, 2015, with an inception date of December 31, 2014.

Please retain this Supplement for future reference. The Prospectus is available upon request and without charge by calling the Fund at 1-888-889-8981.